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                                                                 EXHIBIT 10.21


                                AMENDMENT NO. 1
                                      TO
                              MSC HOLDINGS, INC.

                          1995 OPTION INCENTIVE PLAN

       WHEREAS, Astor Holdings, Inc. (the "Company"), a Delaware corporation formerly known as MSC Holdings, Inc., has adopted and approved its 1995 Option Incentive Plan (the "Plan");

       WHEREAS, Section 8 of the Plan provides that it may be amended by the action of the Company's Board of Directors;

       WHEREAS, on November 6, 1996, the Company's Board of Directors acted to amend the Plan as set forth in Section 1 below;

       NOW, THEREFORE, the Plan hereby is amended as follows:

   1. AMENDMENT TO PLAN. Section 4(a) and (b) shall be amended to read in full as follows:

       Section 4.  STOCK SUBJECT TO PLAN

       (a) The aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan shall not exceed 228,545 subject to adjustment as provided in Section 7 hereof.

       (b) At any time, the aggregate number of Common Shares issued and issuable pursuant to all awards (including all Incentive Stock Options) granted under this Plan shall not exceed 228,545 subject to adjustment as provided in Section 7 hereof.